UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 25, 2006
Dex Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32249 (Commission File Number)	14-1855759 (IRS Employer Identification No.)

198 Inverness Drive West, Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)
(303) 784-2900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On January 25, 2006, Dex Media, Inc. (the “Company”) and R.H. Donnelley Corporation (“Donnelley”) issued a joint press release announcing that stockholders of both companies had approved the proposed merger of the Company with and into Forward Acquisition Corp., a wholly subsidiary of Donnelley. The merger is expected to be consummated by the end of January 2006.
     A copy of such press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release dated January 25, 2006 entitled “R.H. Donnelley and Dex
Media Shareholders Approve Merger.”

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant, Dex Media, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 26, 2006

DEX MEDIA, INC.

	By:	/s/ FRANK M. EICHLER

Frank M. Eichler
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 25, 2006 entitled “R.H. Donnelley and Dex
Media Shareholders Approve Merger.”

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